Exhibit 99.1

Sterling Bancorp, Inc. Promotes Karen Knott to Chief Financial Officer

October 1, 2021

SOUTHFIELD, Mich. - (BUSINESS WIRE) - Sterling Bancorp, Inc. (the “Company”) (NASDAQ: SBT), the thrift holding company for Sterling Bank and Trust, F.S.B. (the “Bank”), today announced that Karen Knott, current Senior Vice President and Controller, has been promoted to the role of Chief Financial Officer of the Company and the Bank. Ms. Knott’s promotion to Chief Financial Officer for the Bank is subject to the receipt of regulatory non-objection from the Office of the Comptroller of the Currency. Stephen Huber, Executive Vice President and Chief Financial Officer of the Company, who also briefly served as interim Chief Executive Officer, has decided to step down from his roles at the Company and pursue other interests.

“We are indeed fortunate to have Karen step into the role as our Chief Financial Officer. During her tenure with Sterling, Karen has always played a critical role in the execution of our strategies. She is an accomplished financial executive and well respected within the Company,” said Thomas M. O’Brien. “Steve Huber leaves with our appreciation for his many years of service to Sterling and we all wish him the very best of luck as he pursues future opportunities.”

Ms. Knott has over 20 years of experience in financial operations and accounting roles with financial institutions and has served as the Company’s Senior Vice President and Controller since March, 2021. Prior to this role, she served as Assistant Vice President and Controller of the Bank since 2015 and has served in a variety of other financial roles, including Divisional Controller for Commercial Lending and Staff Accountant, since first joining the Bank in 1998. Before joining the Bank, Ms. Knott began her career in customer service and finance positions at Credit Union ONE and CommonPoint Mortgage Co. Ms. Knott received her Bachelor of Business Administration from Grand Valley State University.

About Sterling Bancorp, Inc.

Sterling Bancorp, Inc. is a unitary thrift holding company. Its wholly owned subsidiary, Sterling Bank and Trust, F.S.B., has primary branch operations in San Francisco and Los Angeles, California and New York City. Sterling offers a range of loan products to the residential and commercial markets, as well as retail and business banking services. Sterling also has an operations center and a branch in Southfield, Michigan. For additional information, please visit the Company’s website at http://www.sterlingbank.com.

Forward-Looking Statements

This press release contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “attribute,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “goal,” “target,” “aim,” “would,” “annualized” and “outlook,” or the negative versions of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and they are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. The risks, uncertainties and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2021, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise.

Contacts:
Sterling Bancorp, Inc.
Karen Knott
Chief Financial Officer
(248) 359-6624
kzaborney@sterlingbank.com